UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
_____________________________

Filed by the Registrant: ☒ Filed by a Party other than the Registrant: ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14A-12

_____________________________
Cushman & Wakefield Ltd.
(Name of Registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

CUSHMAN & WAKEFIELD LTD.

2026 Annual General Meeting
Vote by May 13, 2026
11:59 PM ET

V92583-P47746

You invested in CUSHMAN & WAKEFIELD LTD. and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2026.**

Get informed before you vote

View the notice of the 2026 annual general meeting of shareholders, the Proxy Statement and annual report on Form 10-K for the year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 14, 2026
9:00 a.m. Eastern Time

Virtually at:
www.meetnow.global/MTNRSGW

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

CUSHMAN & WAKEFIELD LTD.

2026 Annual General Meeting
Vote by May 13, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of the three director nominees named in the Proxy Statement to a one-year term expiring at the 2027 annual general meeting.	
	Nominees:	
1a.	Jodie McLean	For
1b.	Timothy Wennes	For
1c.	Billie Williamson	For
2.	Appointment of KPMG LLP as independent auditor for the fiscal year ending December 31, 2026, and authorization of the Audit Committee to set the independent auditor's remuneration.	For
3.	Non-binding, advisory vote on the compensation of our Named Executive Officers as disclosed in the Proxy Statement ("Say-on-Pay").	For
4.	Approval of our 2026 Omnibus Share and Cash Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V92584-P47746